    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2001

                         REGISTRATION NO. 333-90943, 333-90943-01, 333-90943-02

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                         51-0310342
(State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                    Identification Number)

                               ACS CAPITAL TRUST I
             (Exact name of registrant as specified in its charter)

         DELAWARE                                      TO BE APPLIED FOR
(State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                    Identification Number)

                              ACS CAPITAL TRUST II
             (Exact name of registrant as specified in its charter)

         DELAWARE                                      TO BE APPLIED FOR
(State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                    Identification Number)


        2828 NORTH HASKELL AVENUE                              WILLIAM L. DECKELMAN, JR.
          DALLAS, TEXAS 75204                     EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND
             (214) 841-6111                        SECRETARY AFFILIATED COMPUTER SERVICES, INC.
     (Address, including zip code, and                       2828 NORTH HASKELL AVENUE
   telephone number, including area code,                         DALLAS, TEXAS 75204
of registrant's principal executive offices)                         (214) 841-6144
                                                  (Name, address, including zip code, and telephone
                                                  number, including area code, of agent for service)



                                   ----------
                                    Copy to:
                               C. NEEL LEMON, III
                               CURTIS B. ANDERSON
                               BAKER BOTTS L.L.P.
                                2001 ROSS AVENUE
                               DALLAS, TEXAS 75201
                                 (214) 953-6954
                                   ----------


         Approximate date of commencement of proposed sale to the public: Not applicable - Registration Statement is being terminated.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]



================================================================================

                              PURPOSE OF AMENDMENT

       Termination of Offering and Removal of Securities from Registration

         Pursuant to the Registration Statement on Form S-3 (Commission File No. 333-90943) (the "Registration Statement"), the Registrants registered Debt Securities, Class A Common Stock, Preferred Stock, Depositary Shares, Warrants, ACS Capital Trust I Capital Securities, ACS Capital Trust II Capital Securities and Guarantees of Affiliated Computer Services, Inc. with respect to the ACS Capital Trust I and ACS Capital Trust II Capital Securities, up to a maximum aggregate offering price of $500,000,000. None of these registered securities have been sold, the Registrants do not intend to sell any of the registered securities pursuant to the Registration Statement and the offering contemplated by the Registration Statement has terminated. Pursuant to the undertakings in
Item 17 of the Registration Statement, the Registrants are removing from registration, by means of this Post-Effective Amendment No. 1 to the Registration Statement, all of the securities registered under the Registration Statement.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on this 27th day of August, 2001.



                                        Affiliated Computer Services, Inc.


                                        By: /s/ WARREN EDWARDS
                                           -----------------------------------
                                           Warren Edwards
                                           Executive Vice President and
                                           Chief Financial Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



                 SIGNATURES                                       TITLE                                 DATE
                 ----------                                       -----                                 ----

                      *                                Chairman of the Board and Director           August 27, 2001
-------------------------------------------
                 Darwin Deason

                                                       President, Chief Executive Officer
   /s/ JEFFREY A. RICH                                           and Director                       August 27, 2001
-------------------------------------------
                Jeffrey A. Rich


                                                            Senior Vice President,
   /s/ KEVIN KYSER                                         and Corporate Controller                 August 27, 2001
-------------------------------------------
                  Kevin Kyser


                                                           Executive Vice President
   /s/ WARREN EDWARDS                                    and Chief Financial Officer                August 27, 2001
-------------------------------------------
                Warren Edwards

                                                           Executive Vice President
                      *                                          and Director                       August 27, 2001
-------------------------------------------
              Henry G. Hortenstine

                                                     Executive Vice President, Secretary,
   /s/ WILLIAM L. DECKELMAN, JR.                        General Counsel and Director                August 27, 2001
-------------------------------------------
           William L. Deckelman, Jr.

                      *                                           Director                          August 27, 2001
-------------------------------------------
                Peter A. Bracken

                      *                                           Director                          August 27, 2001
-------------------------------------------
               Joseph P. O'Neill

                      *                                           Director                          August 27, 2001
-------------------------------------------
                 Frank A. Rossi

                 SIGNATURES                                       TITLE                                 DATE
                 ----------                                       -----                                 ----



                      *                                           Director                          August 27, 2001
-------------------------------------------
              Clifford M. Kendall



 * By:      /s/ JEFFREY A. RICH
        ------------------------------------
         Jeffrey A. Rich
         Attorney-in-Fact for such persons pursuant to the powers of attorney dated November 12, 1999.

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on this 27th day of August, 2001.




                                     ACS CAPITAL TRUST I

                                     By: Affiliated Computer Services, Inc.,
                                         Trust Sponsor


                                         By: /s/ WARREN EDWARDS
                                            ----------------------------------
                                            Warren Edwards
                                            Executive Vice President and
                                            Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on this 27th day of August, 2001.



                                     ACS CAPITAL TRUST II

                                     By: Affiliated Computer Services, Inc.,
                                         Trust Sponsor


                                         By: /s/ WARREN EDWARDS
                                            ----------------------------------
                                            Warren Edwards
                                            Executive Vice President and
                                            Chief Financial Officer